Exhibit 99.2

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Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Bitech Mining Corporation

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Bitech Mining Corporation (the “Company”) as of December 31, 2021, the related statement of operations, stockholders’ equity (deficit), and cash flows for the period January 21, 2021 (Inception) through December 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for the period January 21, 2021 (Inception) through December 31, 2021, in conformity with accounting principles generally accepted in the United States.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/S/ BF Borgers CPA PC

BF Borgers CPA PC

We have served as the Company’s auditor since 2022

Lakewood, CO

February 16, 2022

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BITECH MINING CORPORATION

BALANCE SHEET

DECEMBER 31, 2021

December 31, 2021
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$976,947
Accounts Receivable, Net	-

Total Current Assets	976,947

OTHER ASSETS
Intangible Assets, Net	35,000

Total Assets	$1,011,947

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts and Other Payables	$11,106

Total Current Liabilities	11,106

STOCKHOLDERS’ EQUITY
Common Stock, $0.001 par value; 100,000,000 shares authorized; 93,407,250 shares issued and outstanding as of December 31, 2021	93,407
Additional Paid-In Capital	1,192,393
Accumulated Deficit	(284,959)
Total Stockholders’ Equity	1,000,841

Total Liabilities and Stockholders’ Equity	$1,011,947

See accompanying Notes to Financial Statements.

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BITECH MINING CORPORATION

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

2021

REVENUE
Product Sales	$-
License Revenue	-
Other Revenue	-
TOTAL REVENUE	-

COST OF REVENUE	-

GROSS PROFIT	-

OPERATING EXPENSES
General & Administrative	284,959
Total Operating Expenses	284,959

LOSS FROM OPERATIONS	(284,959)

OTHER INCOME (EXPENSE)
Miscellaneous Income (Expense)	-
Interest Income	-
Interest Expense	-

Total Other Income (Expense)

LOSS BEFORE INCOME TAXES	(284,959)

BENEFIT (PROVISION) FOR INCOME TAXES	-

NET LOSS	$(284,959)

BASIC AND DILUTED LOSS PER SHARE	$(0.00)

WEIGHTED AVERAGE SHARES	89,727,414

See accompanying Notes to Financial Statements.

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BITECH MINING CORPORATION

STATEMENT OF STOCKHOLDERS’ EQUITY

YEAR ENDED DECEMBER 31, 2021

		Common Stock	Additional		Total Stockholder’s
	Common	Par	Paid-in	Accumulated	Equity
	Shares	Value	-Capital	Deficit	(Deficit)

INCEPTION JANUARY 21, 2021
Opening Balance			100		100
Founders Stock Issued	70,000,000	70,000	(70,000)		0
Stock Issued for Intangible Asset - License	10,000,000	10,000			10,000
Common Stock Issued for Services	10,106,000	10,106	101,094		111,200
Common Stock Sold in Private Placement	3,301,250	3,301	1,161,199		1,164,500
Net Loss				(284,959)	(284,959)

BALANCE AT DECEMBER 31, 2021	93,407,250	$93,407	$1,192,393	$(284,959)	$1,000,841

See accompanying Notes to Financial Statements.

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BITECH MINING CORPORATION

STATEMENT OF CASH FLOWS

DECEMBER 31, 2021

2021

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(284,959)
Adjustments to Reconcile Net Loss to Net Cash Used by Operating Activities

Common Stock Issued for Consulting Services	111,200
(Increase) Decrease in Operating Assets
Accounts Receivable	-
Increase (Decrease) in Accounts and Other Payables	11,106
Net Cash Used in Operating Activities	(162,653)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase Intangible Asset – Exclusive License	25,000
Purchase of Property and Equipment	-
Net Cash Provided by (Used in) Investing Activities	25,000

CASH FLOWS FROM FINANCING ACTIVITIES
Opening Balance Equity	100
Common Stock Issued, Net of (Cost of Capital)	1,164,500

Net Cash Provided by Financing Activities	1,164,600

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	976,947

Cash and Cash Equivalents- Beginning of Period	-

CASH AND CASH EQUIVALENTS - END OF PERIOD	$976, 947

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest Paid	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
Common Stock Issued for Intangible Asset – Exclusive License	$10,000

See accompanying Notes to Financial Statements.

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BITECH MINING CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2021

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

BITECH MINING CORPORATION “Bitech” proactively provides green energy solution expertise across the globe to crypto miners to reduce exorbitant cost of electricity.

We offer revolutionary Tesdison technology (U.S. Patent No. 10,547,179 B) with cost saving, reliability and scalability solution to clients and client partners via licensing model with revenue-sharing partnerships. Tesdison proprietary technology enables generating up to twice the original energy output and is a modular, scalable storage and power generation solution. Tesdison technology distributes a steady stream of 120/220/480 VAC output and multiple Tesdison units can be run in concert to generate a constant, uninterrupted supply of electricity 24 hours a day at any desired voltage.

Bitech controls the perpetual license with global exclusivity right of the Tesdison technology in the Crypto Mining industry.

Impairment of Long-Lived Assets

We have a minimal amount of Intangible Assets, consisting of an Exclusive License. We review the recoverability of the carrying value of long-lived assets using the methodology prescribed in ASC 360. We review our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. Recoverability of long-lived assets to be held and used is measured by a comparison of the carrying amount of an asset to the undiscounted future net operating cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying value of the assets exceeds their fair value. We did not make any impairment for the years ended December 31, 2021.

Basis of Accounting

Our financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires us to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Concentrations

Financial instruments, which potentially subject us to concentrations of credit risk, consist principally of cash and cash equivalents and trade accounts receivable.

Substantially all cash is deposited in one financial institution in the United States. At times, amounts on deposit in the United States may be in excess of the FDIC insurance limit.

Cash and Cash Equivalents

For purposes of the statement of cash flows, we consider all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

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Intangible Assets

Intangible assets consist of an Exclusive License with a value at December 31, 2021 of $35,000. Such assets will being amortized over their estimated useful lives of sixteen years beginning in 2022 as the technology is licensed or used in products for sale.

Fair Value of Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to us as of December 31, 2021. The respective carrying values of certain on-balance-sheet financial instruments approximate their fair values. These financial instruments include cash, accounts receivable, accounts payable, accrued expenses, and amounts due to related parties. Fair values were assumed to approximate carrying values for these financial instruments because they are short-term in nature and their carrying amounts approximate their fair values or because they are receivable or payable on demand.

New Accounting Standards

No new relevant standards.

NOTE 2 - EQUITY

Common Stock

We are authorized to issue up to 100,000,000 shares of common stock, par value $0.001 per share. All outstanding shares of our common stock are of the same class and have equal rights and attributes. The holders of our common stock are entitled to one vote per share on all matters submitted to a vote of the stockholders of our company. Our common stock does not have cumulative voting rights. Persons who hold a majority of the outstanding shares of our common stock entitled to vote on the election of directors can elect all of the directors who are eligible for election. Holders of our common stock are entitled to share equally in dividends, if any, as may be declared from time to time by our Board of Directors. In the event of liquidation, dissolution, or winding up of our company, subject to the preferential liquidation rights of any series of preferred stock that we may from time to time designate, the holders of our common stock are entitled to share ratably in all of our assets remaining after payment of all liabilities and preferential liquidation rights. Holders of our common stock have no conversion, exchange, sinking fund, redemption, or appraisal rights (other than such as may be determined by the Board of Directors in its sole discretion) and have no preemptive rights to subscribe for any of our securities.

On February 11, 2021, the company entered into an exclusive license agreement with SuperGreen Energy Corp, which is majority owned and controlled by Calvin Cao, the brother of Michael Cao, a founder, director and greater than 10% shareholder of Bitech Mining Corporation.

On June 15, 2021, the company entered into an agreement for capital market services and that agreement included the issuance of 4,000,000 shares of Common Stock for the services. The shares are disputed to non-performance and as a result are not issued or valued and the company will defend against any claim to these shares as no performance obligations were met to earn these shares.

NOTE 3 - INCOME TAXES

U.S. Federal Corporate Income Tax

Temporary differences between financial statement carrying amounts and the tax basis of assets and liabilities and tax credit and operating loss carryforward that create deferred tax assets and liabilities are as follows:

2021
Tax Operating Loss Carryforward - USA	$100,000
Other	-
Valuation Allowance - USA	(100,000)
$-

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NOTE 4 - EARNINGS (LOSS) PER SHARE

The following table provides a reconciliation of the numerators and denominators reflected in the basic and diluted earnings per share computations, as required by ASC No. 260, “Earnings per Share.”

Basic earnings per share (“EPS”) is computed by dividing reported earnings available to stockholders by the weighted average shares outstanding.

2021
Basic EPS
Net Loss	$(284,959)
Weighted Average Shares	89,727,414

Basic Loss Per Share	$(0.00)

NOTE 5 - SUBSEQUENT EVENTS

The Company sold 905,000 in Common Stock at $0.40 per share resulting in $362,000 of additional cashflow from financing activities through February 15, 2022.

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